Exhibit 99.1

Jasper Therapeutics Closes Transaction With Amplitude Healthcare Acquisition Corporation, Creating a Publicly Traded Biotechnology Company Dedicated to Enabling Cures Through Hematopoietic Stem Cell Therapy

September 24, 2021

Combined company expected to begin trading on the Nasdaq Global Select Market under “JSPR” and “JSPRW” on or about September 27, 2021

REDWOOD CITY, Calif.--(BUSINESS WIRE)--Jasper Therapeutics, Inc., a biotechnology company focused on hematopoietic cell transplant therapies, today announced the completion of its business combination with Amplitude Healthcare Acquisition Corporation (Nasdaq:AMHC), a special purpose acquisition company sponsored by affiliates of Avego Management, LLC and Metalmark Capital. The business combination closed on September 24, 2021. Following the closing, the combined company will operate as Jasper Therapeutics, Inc. and, on or about September 27, 2021, its shares of voting common stock and warrants are expected to begin trading on the Nasdaq Global Select Market under the ticker symbol “JSPR” and “JSPRW,” respectively.

“The completion of our merger and companion PIPE transaction allows Jasper to debut as a public company with greater than $100 million in new capital proceeds to advance the clinical development of JSP191, our first-in-class anti-CD117 monoclonal antibody in development as a targeted, non-toxic conditioning agent, and our novel mRNA engineered hematopoietic stem cell platform through significant milestones in 2022 and into 2023,” said Mr. Jeet Mahal, Chief Financial Officer of Jasper. “Allogeneic hematopoietic stem cell transplant and autologous stem cell gene therapies can cure patients with a number of life-threatening diseases but the limitations of current transplant technologies include the use of toxic agents for conditioning that are needed prior to transplant and the failure of stem cells to survive when engrafted. We believe that JSP191 and our mRNA engineered stem cell platform are well positioned to address these limitations, and to transform and expand the use of lifesaving, and potentially curative hematopoietic stem cell transplants.”

“Jasper continues to make strong progress advancing the development of JSP191 through its internal and partnered programs,” said Vishal Kapoor, President of Amplitude. “We believe Jasper is uniquely positioned with both JSP191 and its mRNA engineered stem cell platform, which have great potential individually and in combination.”

The business combination was approved by Amplitude’s stockholders at its special shareholder’s meeting on September 22, 2021, along with all other proposals presented at the meeting.

Advisors

Credit Suisse acted as lead PIPE placement agent and as capital markets advisor to Jasper Therapeutics, William Blair acted as co-placement agent and financial advisor, and Cantor Fitzgerald acted as co-placement agent. Paul Hastings LLP served as legal counsel to Jasper Therapeutics. BMO Capital Markets and Oppenheimer & Co. Inc. acted as capital markets advisors to Amplitude. Wilmer Cutler Pickering Hale and Dorr LLP served as legal counsel to Amplitude.

About Jasper Therapeutics

Jasper Therapeutics is a biotechnology company focused on the development of novel curative therapies based on the biology of the hematopoietic stem cell. The company is advancing two potentially groundbreaking programs. JSP191, an anti-CD117 monoclonal antibody, is in clinical development as a conditioning agent that clears hematopoietic stem cells from bone marrow in patients undergoing a hematopoietic cell transplantation. It is designed to enable safer and more effective curative allogeneic hematopoietic cell transplants and gene therapies. In parallel, Jasper Therapeutics is advancing its preclinical mRNA engineered hematopoietic stem cell (eHSC) platform, which is designed to overcome key limitations of allogeneic and autologous gene-edited stem cell grafts. Both innovative programs have the potential to transform the field and expand hematopoietic stem cell therapy cures to a greater number of patients with life-threatening cancers, genetic diseases and autoimmune diseases than is possible today. For more information, please visit us at jaspertherapeutics.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements the proposed business combination between AMHC and Jasper Therapeutics, the estimated or anticipated future results and benefits of the combined company following the business combination, including Jasper Therapeutics’ business strategy, expected cash resources of the combined company and the expected uses thereof, current and prospective product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Jasper Therapeutics and AMHC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Jasper Therapeutics and AMHC. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions the outcome of any legal proceedings that may be instituted against the parties regarding the Business Combination; the risk that the potential product candidates that Jasper Therapeutics develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Jasper Therapeutics’ product candidates; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Jasper Therapeutics will be unable to successfully market or gain market acceptance of its product candidates; the risk that Jasper Therapeutics’ product candidates may not be beneficial to patients or successfully commercialized; the risk that Jasper Therapeutics has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper Therapeutics’ business; the risk that third parties on which Jasper Therapeutics depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper Therapeutics’ business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics, including the ongoing COVID-19 pandemic; the risk that Jasper Therapeutics will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; the potential inability of the parties to successfully or timely consummate the proposed transaction; the risk of failure to realize the anticipated benefits of the proposed transaction and other risks and uncertainties indicated from time to time in AMHC’s public filings, including its most recent Annual Report on Form 10-K for the year ended December 31, 2020 and the proxy statement/prospectus relating to the proposed transaction, including those under “Risk Factors” therein, and in AMHC’s other filings with the SEC. If any of these risks materialize or AMHC’s and Jasper Therapeutics’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AMHC nor Jasper Therapeutics presently know, or that AMHC or Jasper Therapeutics currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AMHC’s and Jasper Therapeutics’ expectations, plans or forecasts of future events and views as of the date of this press release. AMHC and Jasper Therapeutics anticipate that subsequent events and developments will cause AMHC’s and Jasper Therapeutics’ assessments to change. However, while AMHC and Jasper Therapeutics may elect to update these forward-looking statements at some point in the future, AMHC and Jasper Therapeutics specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing AMHC’s and Jasper Therapeutics’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

John Mullaly (investors)

LifeSci Advisors

617-429-3548

jmullaly@lifesciadvisors.com

Lily Eng (media)

Real Chemistry

206-661-8627

leng@realchemistry.com

Jeet Mahal (investors)

Jasper Therapeutics

650-549-1403

jmahal@jaspertherapeutics.com